ANNEX I TO GUARANTY

Reference is hereby made to the Amended and Restated Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), dated as of October 30, 2015, made by each of the Subsidiaries of Nelnet, Inc. (the "Borrower") listed on the signature pages thereto (each an "Initial Guarantor", and together with any additional Subsidiaries which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.

By its execution below, the undersigned, ALLO COMMUNICATIONS LLC, a Delaware limited liability company (the "New Guarantor"), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.

IN WITNESS WHEREOF, the New Guarantor has executed and delivered this Annex I counterpart to the Guaranty as of this 12th day of December, 2016.

ALLO COMMUNICATIONS LLC

By: ______________________
Name:
Title: